[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
AMENDMENT NO. 2
AMENDMENT NO. 2 (this “Amendment No. 2”) dated as of July 30, 2025 among FRONTIER BRAND INTELLECTUAL PROPERTY, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“Brand IP Borrower”), FRONTIER LOYALTY PROGRAMS, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (the “Loyalty IP Borrower” and, together with the Brand IP Borrower, as the context may require, the “Borrowers” and each a “Borrower”), FRONTIER AIRLINES, INC., a Colorado corporation (“Frontier”), FRONTIER AIRLINES HOLDINGS, INC., a Delaware corporation (“Frontier Airlines Holdings”), FRONTIER GROUP HOLDINGS, INC., a Delaware corporation (the “Parent” and, together with Frontier and Frontier Airlines Holdings, the “Parent Guarantors”), FRONTIER FINANCE 1, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“HoldCo 1”), FRONTIER FINANCE 2, LTD., an exempted company with limited liability continued and existing under the laws of Bermuda (“HoldCo 2” and, together with HoldCo 1, as the context may require, the “Bermuda Guarantors” and, together with the Parent Guarantors, the “Guarantors”), each of the entities party hereto as a lender (the “Lenders”), CITIBANK, N.A., as administrative agent for the Lenders (together with its permitted successors and permitted assigns in such capacity, the “Administrative Agent”), CITIBANK, N.A. as collateral agent (in such capacity, together with its permitted successor and permitted assigns in such capacity, the “Collateral Agent”) and CITIBANK, N.A., as depository under the Collateral Agency and Accounts Agreement and securities intermediary under the Account Control Agreement.
WHEREAS, the Borrowers, the Parent Guarantors, the Bermuda Guarantors, the Administrative Agent, the Collateral Agent, and the Lenders are party to that certain Revolving Loan and Guaranty Agreement, dated September 26, 2024 (as amended, amended and restated, modified, or otherwise supplemented prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the parties hereto wish to amend the Credit Agreement on and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1. Definitions. Except as otherwise defined herein, terms defined in the Credit Agreement (including by cross-reference) are used herein as defined therein.
Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, the Credit Agreement is hereby amended as follows:
(a)Section 10.23 of the Credit Agreement is hereby amended and replaced with the following:

““Section 10.23 GoWild! Contribution. Within 45 days of the earlier of (a) the aggregate amount of the annual revenues of GoWild! exceed [***] (calculated on last four quarters basis, beginning from July 1, 2024) and (b) the aggregate amount of the annual revenues of GoWild! exceed those of the Discount Den Program (calculated on last four quarters basis, beginning from July 1, 2024), Frontier shall contribute GoWild! to the Collateral, by, including but not limited to, contributing the related Intellectual Property, depositing GoWild! revenues into the Collection Account, designating GoWild! as a “Loyalty Program”, and otherwise incorporating the GoWild! program into the Facility in the same manner as the Loyalty Programs that form part of the Collateral on the Closing Date (the “GoWild! Contribution”).”
Section 3. Representations and Warranties. Each of the Loan Parties represents and warrants to the Senior Secured Parties that on the date hereof:
(a)the representations and warranties of the Loan Parties set forth in Section 3 of the Credit Agreement and in the other Transaction Documents are true and correct in all material respects on and as of the date hereof, or as to any such representation or warranty that refers to a specific date, as of such specific date;
(b)no Default or Event of Default has occurred and is continuing;
(c)it has duly authorized, executed and delivered this Amendment No. 2; and
(d)this Amendment No. 2 and the Credit Agreement to which it is a party, as amended hereby, constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and to general equity principles.
Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 2 shall not become effective until the date on which the Administrative Agent and the Lenders receive an executed counterpart of this Amendment No. 2.
Section 5. Expenses. Notwithstanding anything in the Transaction Documents to the contrary, the Borrowers hereby agree to pay all reasonable and documented out-of-pocket expenses of the Administrative Agent and the Collateral Agent and the Depositary (including reasonable attorneys’ fees of Milbank LLP) for which the Borrower has received an invoice from the Administrative Agent in connection with this Amendment No. 2.
Section 6.Guaranty. Each of the Guarantors acknowledge and agree that the transactions contemplated herein shall not affect the Guaranteed Obligations or their obligations under the Transaction Documents as amended hereby, as applicable, and that such obligations shall remain in full force and effect as amended by the transactions contemplated herein.
Section 7.Miscellaneous. The provisions of Section 10.04, 10.05, 10.09, 10.12, 10.15 and 10.16 of the Credit Agreement shall apply to this Amendment No. 2, mutatis mutandis. This Amendment No. 2 shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Transaction Documents. Each Lender hereby instructs the Administrative Agent and the Collateral Agent to execute and deliver this Amendment No. 2 and any other documents as contemplated hereby.
[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

BORROWERS:

FRONTIER BRAND INTELLECTUAL PROPERTY, LTD., a Bermuda exempted company

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title:    Director

FRONTIER LOYALTY PROGRAMS, LTD., a Bermuda exempted company

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

FRONTIER AIRLINES, INC., a Colorado corporation

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Executive Vice President, Legal and
Corporate Affairs; Corporate Secretary

FRONTIER GROUP HOLDINGS, INC., a Delaware corporation

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond

Title: Executive Vice President, Legal and
Corporate Affairs; Corporate Secretary

FRONTIER AIRLINES HOLDINGS, INC., a Delaware corporation

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Executive Vice President, Legal and
Corporate Affairs; Corporate Secretary

FRONTIER FINANCE 1, LTD., a Bermuda exempted company

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

FRONTIER FINANCE 2, LTD., a Bermuda exempted company

By:    /s/ Howard M. Diamond
Name: Howard M. Diamond
Title: Director

CITIBANK, N.A., as Administrative Agent

By:    /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

CITIBANK, N.A., as Collateral Agent

By: /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

CITIBANK, N.A., as a Lender

By:    /s/ Michael Leonard
Name: Michael Leonard
Title: Vice President

BARCLAYS BANK PLC, as a Lender

By:    /s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Director

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:    /s/ Margaret Stock
Name: Margaret Stock
Title: Vice President

CITIBANK, N.A., as Securities Intermediary

By:    /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer

CITIBANK, N.A., as Depositary
By:    /s/ Albert Mari, Jr.
Name: Albert Mari, Jr.
Title: Senior Trust Officer